Exhibit 4.2

[SPECIMEN COMMON STOCK CERTIFICATE]

NUMBER		SHARES
CUSIP
NTR ACQUISITION CO.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK
SEE REVERSE FOR
CERTAIN DEFINITIONS
This Certifies that
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 EACH OF THE COMMON STOCK OF NTR ACQUISITION CO.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:	NTR Acquisition Co.
CORPORATE
SEAL
2006
CHIEF EXECUTIVE OFFICER		SECRETARY
DELAWARE

1

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	UNIF GIFT MIN ACT - _________ Custodian____________
TEN ENT	as tenants by the entireties	(Cust) (Minor)
JT TEN	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act
______________________________ (State)

Additional Abbreviations may also be used though not in the above list.

NTR Acquisition Co.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

The holder of this certificate shall be entitled to receive funds from the Corporation’s trust account only in the event of a liquidation of the Corporation upon failure to consummate a business combination or if the holder seeks to convert his, her or its respective shares into cash upon a business combination which he, she or it voted against and which is actually completed by the Corporation. In no other circumstances shall the holder have any right or interest of any kind in or to the trust account.

2

For value received, _________________________________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________________________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated__________________

_______________________________________________________________
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

______________________________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR

INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT

UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION

PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

3